Exhibit 99.2

The	Supplementary	December 31, 2006
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
December 31, 2006
Share and per share amounts have been retroactively adjusted to reflect the two-for-one stock split effective March 31, 2006.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
DECEMBER 31, 2006

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6–10
Underwriting Results — Quarterly	11–15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
AS OF DECEMBER 31

	2006		2005
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,254		$1,899
Fixed Maturities
Tax Exempt	17,748		15,955
Taxable	14,218		14,568
Equity Securities	1,957		1,169
Other Invested Assets	1,516		1,043

Total Invested Assets	$37,693		$34,634

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$7		$11

Capitalization
Long Term Debt	$2,466		$2,467
Shareholders’ Equity	13,863	(a)	12,407

Total Capitalization	$16,329		$14,874

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	15.1%		16.6%

Actual Common Shares Outstanding	411.3		418.1

Book Value Per Common Share	$33.71	(a)	$29.68

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$33.38	(a)	$29.13

(a)	Effective December 31, 2006, the Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R). The adoption of SFAS No. 158 decreased accumulated other comprehensive income, a component of shareholders’ equity, by $281 million or $0.68 per common share. Restatement of prior periods is not permitted.

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY

	Periods Ended December 31
	Fourth	Twelve	From
	Quarter	Months	December 2005
	2006	2006	to December 31, 2006
	(dollars in millions, except per share amounts)
Cost of Shares Repurchased	$82	$1,257	$1,392
Average Cost Per Share	$53.15	$49.55	$49.44
Shares Repurchased	1,545,530	25,366,262	28,154,062
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. As of December 31, 2006, no shares remained under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 additional shares of the Corporation’s common stock. The authorization has no expiration date. As of December 31, 2006, 19,845,938 shares remained under the 2006 share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
AS OF DECEMBER 31
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2006	2005	2006	2005	2006	2005
			(in millions)
Short Term Investments	$793	$929	$793	$929	$793	$929
Taxable Fixed Maturities	1,160	1,355	1,138	1,338	1,138	1,338
Equity Securities	289	5	416	8	416	8

TOTAL	$2,242	$2,289	$2,347	$2,275	$2,347	$2,275

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	2006	2005	2006	2005	2006	2005
			(in millions)
Short Term Investments	$1,461	$970	$1,461	$970	$1,461	$970
Fixed Maturities
Tax Exempt	17,449	15,654	17,755	15,966	17,748	15,955
Taxable	13,150	13,160	13,080	13,230	13,080	13,230
Common Stocks	1,235	988	1,502	1,106	1,502	1,106
Preferred Stocks	37	52	39	55	39	55
Other Invested Assets	1,516	1,043	1,516	1,043	1,516	1,043

TOTAL	$34,848	$31,867	$35,353	$32,370	$35,346	$32,359

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED DECEMBER 31
	FOURTH QUARTER		TWELVE MONTHS
	2006	2005	2006	2005
	(in millions)
CORPORATE INVESTMENT INCOME	$14	$12	$60	$41

PROPERTY AND CASUALTY INVESTMENT INCOME
Dividends	$18	$10	$52	$40
Taxable Interest	114	109	454	415
Tax Exempt Interest	176	161	680	618
Investment Expenses	(4)	(4)	(20)	(17)

TOTAL	$304	$276	$1,166	$1,056

Effective Tax Rate	19.6%	19.8%	19.8%	19.7%

After Tax Annualized Yield	3.50%	3.47%	3.48%	3.45%
After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS
AS OF DECEMBER 31

	2006	2005	2004
	(in millions)
Estimated Statutory Policyholders’ Surplus	$11,250	$8,910	$7,848

Rolling Year Statutory Net Premiums Written	11,967	12,244	12,005

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	1.06:1	1.37:1	1.53:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
TWELVE MONTHS ENDED DECEMBER 31, 2006

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	12/31/06	12/31/05	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance
Automobile	$425	$418	$7	$11	$(4)
Homeowners	665	697	(32)	(18)	(14)
Other	657	580	77	62	15

Total Personal	1,747	1,695	52	55	(3)

Commercial Insurance
Multiple Peril	1,593	1,596	(3)	29	(32)
Casualty	5,213	4,837	376	373	3
Workers’ Compensation	1,740	1,551	189	147	42
Property and Marine	678	755	(77)	(27)	(50)

Total Commercial	9,224	8,739	485	522	(37)

Specialty Insurance
Professional Liability	7,288	6,777	511	548	(37)
Surety	59	46	13	3	10

Total Specialty	7,347	6,823	524	551	(27)

Total Insurance	18,318	17,257	1,061	1,128	(67)
Reinsurance Assumed	1,381	1,456	(75)	(123)	48

Total	$19,699	$18,713	$986	$1,005	$(19)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$670	$645	$2,268	$2,104	$580	$558	$3,518	$3,307
Increase (Decrease) in Unearned Premiums	4	10	92	74	13	6	109	90

Net Premiums Earned	666	635	2,176	2,030	567	552	3,409	3,217

Net Losses Paid	407	398	969	1,002	307	307	1,683	1,707
Increase (Decrease) in Outstanding Losses	7	39	(32)	17	77	59	52	115

Net Losses Incurred	414	437	937	1,019	384	366	1,735	1,822

Expenses Incurred	189	170	716	653	179	167	1,084	990

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$63	$28	$523	$358	$4	$19	$590	$405

Ratios After Dividends to Policyholders:

Loss	62.2%	68.8%	43.0%	50.2%	67.7%	66.3%	50.9%	56.6%
Expense	28.2	26.5	31.6	31.0	30.9	29.9	30.8	30.0

Combined	90.4%	95.3%	74.6%	81.2%	98.6%	96.2%	81.7%	86.6%

Premiums Written as a % of Total	5.6%	5.2%	18.9%	17.1%	4.8%	4.5%	29.3%	26.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$1,290	$1,286	$1,731	$1,755	$901	$930	$1,203	$1,059	$5,125	$5,030
Increase (Decrease) in Unearned Premiums	(2)	(23)	—	20	(7)	6	55	7	46	10

Net Premiums Earned	1,292	1,309	1,731	1,735	908	924	1,148	1,052	5,079	5,020

Net Losses Paid	556	595	820	789	321	328	544	540	2,241	2,252
Increase (Decrease) in Outstanding Losses	(3)	126	376	431	189	240	(77)	138	485	935

Net Losses Incurred	553	721	1,196	1,220	510	568	467	678	2,726	3,187

Expenses Incurred	426	421	480	453	197	199	383	364	1,486	1,437

Dividends Incurred	—	—	—	—	27	20	—	—	27	20

Statutory Underwriting Income (Loss)	$313	$167	$55	$62	$174	$137	$298	$10	$840	$376

Ratios After Dividends to Policyholders:

Loss	42.8%	55.1%	69.1%	70.3%	57.9%	62.9%	40.7%	64.5%	53.9%	63.8%
Expense	33.0	32.7	27.7	25.8	22.5	21.9	31.8	34.3	29.2	28.6

Combined	75.8%	87.8%	96.8%	96.1%	80.4%	84.8%	72.5%	98.8%	83.1%	92.4%

Premiums Written as a % of Total	10.8%	10.5%	14.5%	14.3%	7.5%	7.6%	10.0%	8.6%	42.8%	41.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,641	$2,798	$300	$244	$2,941	$3,042
Increase (Decrease) in Unearned Premiums	(41)	34	29	27	(12)	61

Net Premiums Earned	2,682	2,764	271	217	2,953	2,981

Net Losses Paid	1,320	1,566	21	104	1,341	1,670
Increase (Decrease) in Outstanding Losses	511	589	13	(42)	524	547

Net Losses Incurred	1,831	2,155	34	62	1,865	2,217

Expenses Incurred	620	612	93	82	713	694

Dividends Incurred	—	—	4	3	4	3

Statutory Underwriting Income (Loss)	$231	$(3)	$140	$70	$371	$67

Ratios After Dividends to Policyholders:

Loss	68.3%	78.0%	12.8%	28.7%	63.2%	74.4%
Expense	23.5	21.8	31.4	34.2	24.3	22.9

Combined	91.8%	99.8%	44.2%	62.9%	87.5%	97.3%

Premiums Written as a % of Total	22.1%	22.8%	2.5%	2.0%	24.6%	24.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$11,584	$11,379	$390	$904	$11,974	$12,283
Increase (Decrease) in Unearned Premiums	143	161	(127)	(54)	16	107

Net Premiums Earned	11,441	11,218	517	958	11,958	12,176

Net Losses Paid	5,265	5,629	323	280	5,588	5,909
Increase (Decrease) in Outstanding Losses	1,061	1,597	(75)	307	986	1,904

Net Losses Incurred	6,326	7,226	248	587	6,574	7,813

Expenses Incurred	3,283	3,121	184	315	3,467	3,436

Dividends Incurred	31	23	—	—	31	23

Statutory Underwriting Income (Loss)	$1,801	$848	$85	$56	$1,886	$904

Increase in Deferred Acquisition Costs					19	17

GAAP Underwriting Income					$1,905	$921

Ratios After Dividends to Policyholders:

Loss	55.5%	64.6%	48.0%	61.3%	55.2%	64.3%
Expense	28.4	27.4	47.2	34.8	29.0	28.0

Combined	83.9%	92.0%	95.2%	96.1%	84.2%	92.3%

Premiums Written as a % of Total	96.7%	92.6%	3.3%	7.4%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$9,520	$9,932	$2,454	$2,351	$11,974	$12,283
Increase (Decrease) in Unearned Premiums	(44)	44	60	63	16	107

Net Premiums Earned	9,564	9,888	2,394	2,288	11,958	12,176

Net Losses Paid	4,828	4,885	760	1,024	5,588	5,909
Increase (Decrease) in Outstanding Losses	494	1,613	492	291	986	1,904

Net Losses Incurred	5,322	6,498	1,252	1,315	6,574	7,813

Expenses Incurred	2,652	2,676	815	760	3,467	3,436

Dividends Incurred	31	23	—	—	31	23

Statutory Underwriting Income (Loss)	$1,559	$691	$327	$213	1,886	904

Increase in Deferred Acquisition Costs					19	17

GAAP Underwriting Income					$1,905	$921

Ratios After Dividends to Policyholders:

Loss	55.8%	65.9%	52.3%	57.5%	55.2%	64.3%
Expense	27.9	27.0	33.2	32.3	29.0	28.0

Combined	83.7%	92.9%	85.5%	89.8%	84.2%	92.3%

Premiums Written as a % of Total	79.5%	80.9%	20.5%	19.1%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$159	$159	$562	$520	$158	$141	$879	$820
Increase (Decrease) in Unearned Premiums	(9)	(3)	3	(6)	8	3	2	(6)

Net Premiums Earned	168	162	559	526	150	138	877	826

Net Losses Paid	113	108	224	309	80	96	417	513
Increase (Decrease) in Outstanding Losses	(6)	(9)	17	(50)	35	13	46	(46)

Net Losses Incurred	107	99	241	259	115	109	463	467

Expenses Incurred	46	43	183	163	49	42	278	248

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$15	$20	$135	$104	$(14)	$(13)	$136	$111

Ratios After Dividends to Policyholders:

Loss	63.7%	61.1%	43.1%	49.3%	76.7%	79.2%	52.8%	56.6%
Expense	28.9	27.2	32.6	31.2	31.0	29.9	31.6	30.2

Combined	92.6%	88.3%	75.7%	80.5%	107.7%	109.1%	84.4%	86.8%

Premiums Written as a % of Total	5.3%	5.1%	18.9%	16.8%	5.3%	4.5%	29.5%	26.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$322	$351	$428	$434	$207	$204	$305	$281	$1,262	$1,270
Increase (Decrease) in Unearned Premiums	(1)	16	(1)	(4)	(22)	(29)	12	(6)	(12)	(23)

Net Premiums Earned	323	335	429	438	229	233	293	287	1,274	1,293

Net Losses Paid	180	180	270	238	74	80	124	184	648	682
Increase (Decrease) in Outstanding Losses	(56)	(4)	40	57	44	62	(14)	(33)	14	82

Net Losses Incurred	124	176	310	295	118	142	110	151	662	764

Expenses Incurred	104	108	133	113	50	47	97	89	384	357

Dividends Incurred	—	—	—	—	7	3	—	—	7	3

Statutory Underwriting Income (Loss)	$95	$51	$(14)	$30	$54	$41	$86	$47	$221	$169

Ratios After Dividends to Policyholders:

Loss	38.4%	52.6%	72.2%	67.2%	53.2%	62.1%	37.5%	52.9%	52.3%	59.3%
Expense	32.3	30.9	31.1	26.0	25.0	23.3	31.8	31.4	30.6	28.1

Combined	70.7%	83.5%	103.3%	93.2%	78.2%	85.4%	69.3%	84.3%	82.9%	87.4%

Premiums Written as a % of Total	10.8%	11.3%	14.4%	14.0%	7.0%	6.6%	10.3%	9.1%	42.5%	41.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$699	$763	$75	$66	$774	$829
Increase (Decrease) in Unearned Premiums	42	53	6	1	48	54

Net Premiums Earned	657	710	69	65	726	775

Net Losses Paid	483	463	14	42	497	505
Increase (Decrease) in Outstanding Losses	(55)	88	(7)	(38)	(62)	50

Net Losses Incurred	428	551	7	4	435	555

Expenses Incurred	163	152	23	22	186	174

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$66	$7	$38	$38	$104	$45

Ratios After Dividends to Policyholders:

Loss	65.2%	77.6%	10.3%	5.3%	60.0%	71.6%
Expense	23.3	20.0	31.1	34.2	24.1	21.1

Combined	88.5%	97.6%	41.4%	39.5%	84.1%	92.7%

Premiums Written as a % of Total	23.5%	24.7%	2.5%	2.1%	26.0%	26.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,915	$2,919	$59	$178	$2,974	$3,097
Increase (Decrease) in Unearned Premiums	38	25	(59)	(7)	(21)	18

Net Premiums Earned	2,877	2,894	118	185	2,995	3,079

Net Losses Paid	1,562	1,700	87	55	1,649	1,755
Increase (Decrease) in Outstanding Losses	(2)	86	(57)	58	(59)	144

Net Losses Incurred	1,560	1,786	30	113	1,590	1,899

Expenses Incurred	848	779	39	73	887	852

Dividends Incurred	8	4	—	—	8	4

Statutory Underwriting Income (Loss)	$461	$325	$49	$(1)	$510	$324

Increase (Decrease) in Deferred Acquisition Costs					(21)	7

GAAP Underwriting Income					$489	$331

Ratios After Dividends to Policyholders:

Loss	54.4%	61.8%	25.4%	60.9%	53.2%	61.8%
Expense	29.1	26.7	66.1	40.9	29.9	27.5

Combined	83.5%	88.5%	91.5%	101.8%	83.1%	89.3%

Premiums Written as a % of Total	98.0%	94.2%	2.0%	5.8%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED DECEMBER 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,317	$2,475	$657	$622	$2,974	$3,097
Increase (Decrease) in Unearned Premiums	(60)	(23)	39	41	(21)	18

Net Premiums Earned	2,377	2,498	618	581	2,995	3,079

Net Losses Paid	1,431	1,436	218	319	1,649	1,755
Increase (Decrease) in Outstanding Losses	(157)	126	98	18	(59)	144

Net Losses Incurred	1,274	1,562	316	337	1,590	1,899

Expenses Incurred	669	660	218	192	887	852

Dividends Incurred	8	4	—	—	8	4

Statutory Underwriting Income (Loss)	$426	$272	$84	$52	510	324

Increase (Decrease) in Deferred Acquisition Costs					(21)	7

GAAP Underwriting Income					$489	$331

Ratios After Dividends to Policyholders:

Loss	53.8%	62.7%	51.1%	57.8%	53.2%	61.8%
Expense	29.0	26.7	33.2	31.0	29.9	27.5

Combined	82.8%	89.4%	84.3%	88.8%	83.1%	89.3%

Premiums Written as a % of Total	77.9%	79.9%	22.1%	20.1%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.